UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report:        February 12, 2008

(Date of earliest event reported: February 6, 2008)

HAVERTY FURNITURE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-14445	58-0281900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800, Atlanta, Georgia 30342
(Address of principal executive officers) ( Zip Code)
Telephone number, including area code: (404) 443-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 6, 2008, the Executive Compensation and Employee Benefits Committee (the “Compensation Committee”) of the Board of Directors of Haverty Furniture Companies, Inc. (the “Company” or “Havertys”) pursuant to the Company’s 2004 Long Term Incentive Plan authorized the grant of Stock-Settled Appreciation Rights (“SARs”) and Performance Accelerated Restricted Stock Awards (“PARS”) to each of the Company’s executive officers, including those individuals who were listed as the Named Executive Officers (“NEOs”) in the Company’s proxy statement for the year ended December 31, 2006.

Named Executive Officer	Number of SARs	Number of PARs

Clarence H. Ridley	5,700	6,800
Clarence H. Smith	11,000	13,200
Dennis L. Fink	5,700	6,800
M. Tony Wilkerson	4,000	4,800
Rawson Haverty, Jr.	3,350	4,000

The SARs vest in accordance with the schedule set forth in the notice of grant letter attached hereto as Exhibit 10.1, and incorporated herein by reference. The PARS vest in accordance with the schedule set forth in the notice of grant letter attached hereto as Exhibit 10.2 and incorporated herein by reference. The vesting of the PARS may be accelerated if the Target Market Price per share (“TMP”) goal set by the Compensation Committee is achieved. The TMP is based on the closing stock price of the Company’s Common Stock and must be achieved for 20 consecutive trading days after the Grant Date. The TMP goal price per share for this grant is $15.00.

On February 6, 2008, the Compensation Committee also approved a new management incentive plan (the “Plan”) to determine cash bonuses for the Company’s executive officers. Those individuals who are deemed “officers” of Havertys for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (“Executive Officers”) are eligible to participate in the Plan for 2008. Payouts will be made for 2008 if the Company achieves a threshold earnings per share (“EPS”) as established by the Compensation Committee. Pursuant to the Plan, the Executive Officers are eligible to receive a target payout of 33% of the amount of their annual base salary if the pre-established target EPS is achieved. The cash incentive paid will be reduced ratably for actual Company performance from 50% to 100% of the target EPS. Failure to reach at least 50% of the target EPS goal will result in a zero payout under the Plan. No Executive Officer is eligible for a payment in excess of the target payout under the Plan.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits
10.1	Form of Stock-Settled Appreciation Rights Award Notice.
10.2	Form of Performance Accelerated Restricted Stock Award Notice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.

February 12, 2008	By:
Jenny Hill Parker Vice President, Secretary and Treasurer

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